EXHIBIT 10.7
                                    FOURTH
                          ADDENDUM TO LOAN AGREEMENT

      This Fourth Addendum to Loan Agreement (the "Addendum") dated this 22nd day of September 1999, effective as of September 1, 1999, amends and modifies that certain Loan Agreement dated August 18, 1995 as previously amended by Addendum to Loan Agreement dated effective August 18, 1996, as further amended by Second Addendum to Loan Agreement dated effective August 18, 1997, and as further amended by Third Addendum to Loan Agreement dated effective August 18, 1998 (collectively the "Loan Agreement") by and among REPUBLIC BANK, a Florida banking corporation (the "Bank"), and THE FREIGHT CONNECTION, INC., a Delaware corporation (the"Borrower"). All of the capitalized terms used herein shall have the same identification and defined meanings as set forth in the Loan Agreement unless otherwise specifically indicated or defined herein.

                                   RECITALS:

      A. Borrower has requested the Bank to extend and renew a Revolving Credit Line Loan (the "Loan") in the amount of $2,000,000.00 under the terms of the Loan Agreement and this Addendum.

      B. The Bank has agreed to the renewal of the Loan pursuant to the terms of this Addendum and the other loan documents herein referred.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

      1. Recitals. The above Recitals are true and correct and by this reference are incorporated herein.

      2. Renewal of Credit Line Loan. The Bank hereby renews the Loan effective as of September 1, 1999 pursuant to the terms of a Renewal Revolving Line of Credit Promissory Note of even date herewith (the "Renewal Note") which provides for an extended maturity date of May 31, 2000.

      3. Security. The Renewal Note shall continue to be secured by the Security Interests as set forth in the Loan Agreement.

      4. Covenants. The following subparagraph 7.02(k) is added to Paragraph 7 of the Loan Agreement:

      7.02(k) Other Financing: Borrower is prohibited from obtaining other financing, aside from normal trade payables and affiliated party transactions, from third parties other than the Bank, without the prior written consent of the Bank.

      5. Events of Default. Paragraph 8.01 of the Loan Agreement is amended to provide that upon the occurrence of an event of default, the Bank has the option of requiring all accounts receivable to be lock-boxed on such terms and conditions as the Bank may determine.

      6. Warranties. Borrower hereby affirms and warrants that all of the warranties made in the Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of

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the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to the Bank. Borrower hereby releases the Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived and released hereunder include without limitation any claim or defense based on the Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

      7. State taxes. Borrower is liable for the full amount of any documentary stamps, intangible tax, interest and penalties, if any, levied by the State of Florida incident to the loan transactions and modifications described in this Fourth Addendum. If the same be not promptly paid by Borrower when levied by the State of Florida, the Bank may (without obligation to do so) pay the same.

      8. Consent and waiver. Borrower hereby consents to the foregoing and agrees that the execution of this Fourth Addendum shall in no manner or way whatsoever impair or otherwise adversely affect Borrower's liability to the Bank under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Fourth Addendum.

      9. Cross Document Default. Any default under the terms and conditions of this Fourth Addendum or of any instrument set forth herein or contemplated by this Fourth Addendum shall be and is a default under every other instrument set forth herein or contemplated by this Fourth Addendum.

     10. Ratification. Except as modified by this Fourth Addendum, Borrower hereby ratifies and confirms the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments executed in connection with this Fourth Addendum.

     11. Severability. Whenever possible, each provision of this Fourth Addendum shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Fourth Addendum.

     12. Florida Contract. This Fourth Addendum shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Fourth Addendum is executed by certain of the parties hereto in other states.

     13. Binding effect. This Fourth Addendum shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing.

     14. Waiver of Jury Trial. The parties to this Fourth Addendum hereby irrevocably waive their respective rights to trial by jury in any and all actions arising out of the terms of this Fourth Addendum.

     15. Conflict. As to any conflict between the terms of the Loan Agreement or this Fourth Addendum, then the terms of this Fourth Addendum shall supersede

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and control over such other terms.

     16. Other Terms. Except as specifically amended, modified and supplemented by this Fourth Addendum, all of the other terms, covenants and conditions of the Loan Agreement remain in full force and effect.


WITNESSES
As to Borrower                            "BORROWER"
                                          THE FREIGHT CONNECTION, INC.,
/s/ Richard Lydic                         a Delaware corporation
                                          By: /s/ Geoff Duncan
/s/ Ron Anderson                          Geoff Duncan, as its President

                                          (CORPORATE SEAL)
WITNESSES:
As to Lender
                                          "LENDER"

                                          REPUBLIC BANK,  a Florida
/s/ Betty L. Slack                        banking corporation
                                          By: /s/ William S. Nye
/s/ Melanie L. Wetzel                     William S. Nye, as its Vice President


                                          (CORPORATE SEAL)
STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 22nd day of September, 1999 by GEOFF DUNCAN, as President of THE FREIGHT CONNECTION, INC., a Delaware corporation, on behalf of the corporation.


X Georgia Driver's License                /s/ Julie M. Watkins
                                              Notary Public

                                                   "Official Seal"
                                       Notary Public, Cherokee County, Georgia
                                                My commission expires
                                                  February 6, 2001

STATE OF FLORIDA
COUNTY OF PINELLAS

      The foregoing instrument was acknowledged before me this 22nd day of September, 1999 by WILLIAM S. NYE, as Vice President of REPUBLIC BANK, a Florida banking corporation, on behalf of the Bank.

X Personally known                            /s/ Patricia A. Peck
                                                  Notary Public

                                                   "Official Seal"
                                                  Patricia A. Peck
                                          My commission #CC797219 expires
                                                  January 4, 2003
                                        Bonded thru Troy Fain Insurance, Inc.